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                                  Exhibit 10.2
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                                                                  April 28, 1994


J. Atwood Ives
1 Bennington Road
Lexington, MA  02173

  Re:  Eastern Enterprises Supplemental
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       Executive Retirement Plan
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Dear Woody:

  As you know, the Eastern Enterprises Supplemental Executive
Retirement Plan is being amended in certain respects, as of April 28, 1994 (the "Amended SERP").

  In this regard, you and Eastern Enterprises have agreed that certain of such amendments shall not apply with respect to benefits that may become payable to you thereunder. Specifically, if benefits should become payable under the Amended SERP to you or your spouse, such benefits shall be calculated without giving effect to the amendments to Sections 2 and 5 of such Plan approved by the Board of Trustees on April 28, 1994.

  Please indicate your agreement by signing in the space provided below and returning one copy of this letter agreement to the undersigned.

                           Yours truly,


                           /s/ Walter J. Flaherty
                           ---------------------------
                           Walter J. Flaherty

Agreed:


/s/ J. Atwood Ives
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J. Atwood Ives




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